FAIR VALUE MEASUREMENT	12 Months Ended
Dec. 31, 2014
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENT
21.	FAIR VALUE MEASUREMENT

Measured at fair value on a recurring basis

The Group measured its financial assets and liabilities, including cash equivalents, restricted cash, notes receivable, accounts receivable, notes payable and accounts payable on a recurring basis as of December 31, 2013 and 2014. Cash equivalents and restricted cash are classified within Level 1 of the fair value hierarchy because they are valued based on the quoted market price in an active market. The carrying amounts of notes receivable, accounts receivable, notes payable and accounts payable approximate their fair values due to their short-term maturity.

Measured at fair value on a non-recurring basis

The Group measured the fair value of equity method investment in 3Dijoy using the income approach-DCF method based on which to recognize the impairment loss in 2012. The equity method investment in 3Dijoy is considered as Level 3 assets because the Group used unobservable inputs, such as weighted average cost of capital (“WACC”) and lack of marketability discount (“LoMD”), to determine the fair value of the equity method investment. The WACC and LoMD used in the fair value measurement were 22% and 40%, respectively. Increase (decrease) in any of WACC and LoMD in isolation could result in lower (higher) fair value measurement.

The Group measured the fair value of the purchased intangible using the “cost”, “income approach-excess earnings” or “with & without” valuation methods. These purchased intangible assets are considered Level 3 assets because the Group used unobservable inputs, such as forecast financial performance of the acquired business and discount rates, to determine the fair value of these purchased assets.

Goodwill and intangible assets are measured at fair value on a nonrecurring basis and they are recorded at fair value only when impairment is recognized.